UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2007 (December 10, 2007)

CICERO INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 Highway 34, Building C, Farmingdale, New Jersey 07727
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (732) 919-3150
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure”.

On December 10, 2007 Cicero Inc. issued a press release announcing that it was selected to receive the 2007 Product of the Year Award from Technology Marketing Corporation’s Customer Interaction Solutions magazine, the leading publication covering CRM, call centers, and teleservices since 1982.  A copy of Cicero’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit
Number Exhibit description
99 Press release, dated: December 10, 2007 issued by Cicero Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007	CICERO INC.

By:	/s/ John P. Broderick
John P. Broderick
Chief Executive and Financial Officer